UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 16, 2023

GRANITE CONSTRUCTION INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12911 (Commission File Number)	77-0239383 (IRS Employer Identification No.)

585 West Beach Street
Watsonville, California 95076
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (831) 724-1011

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.     Results of Operations and Financial Condition.

On February 16, 2023, Granite Construction Incorporated (the “Company”) issued a press release with respect to its earnings for the quarter and year ended December 31, 2022, a copy of which is attached as Exhibit 99.1 and incorporated herein by reference.

The information set forth herein, including the exhibit is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall the information, including the exhibit, be deemed incorporated by reference in any filing of the Company, except as shall be expressly set forth by specific reference in such filing.

Item 4.02.     Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On February 15, 2023, the Audit/Compliance Committee (the "Audit Committee") of the Board of Directors of Granite Construction Incorporated (the "Company"), in consultation with the Company's independent registered public accounting firm, PricewaterhouseCoopers LLP ("PwC"), concluded that the Company's previously issued condensed consolidated financial statements and related disclosures for each of the first three quarters in the year ended December 31, 2022 should no longer be relied upon due to errors contained in such interim financial statements.

In connection with the preparation of the Company's Annual Report on Form 10-K for the year ended December 31, 2022, management identified (A) errors related to deferred taxes and the calculation of income tax expense of $12.3 million in connection with the sale of the Company's trenchless and pipe rehabilitation services business, which was completed in the first quarter of 2022 and was classified within discontinued operations in the Company's condensed consolidated statement of operations during the first and second quarters of 2022 and (B) other immaterial errors, including certain errors that had previously been adjusted for as out of period corrections.  The Company does not expect these errors to impact the results for the three months and year ended December 31, 2022 that were reported in the press release furnished hereto as Exhibit 99.1 or to any previously reported annual periods or quarterly results within those annual periods.

As a result of the errors related to deferred taxes and the calculation of income tax expense discussed above, the Company expects to report ineffective disclosure controls and procedures and a material weakness in its Annual Report on Form 10-K for the year ended December 31, 2022.

The Company plans to include quarterly financial information that has been restated for the errors described above in its Annual Report on Form 10-K for the year ended December 31, 2022, which it expects to be filed timely with the Securities and Exchange Commission.  The quarterly financial information will also be adjusted retrospectively to reclassify the results of the former Water and Mineral Services businesses from discontinued operations to continuing operations for the periods ended March 31, 2022 and June 30, 2022.

The Audit Committee has discussed the foregoing with PwC.

Item 9.01.      Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are attached hereto and furnished herewith:

Exhibit Number	Description
99.1	Press Release, dated February 16, 2023
104	Cover Page Interactive Data File (formatted as Inline XBRL)

Forward-looking Statements

Any statements contained in this Form 8-K that are not based on historical facts, including statements regarding future events, occurrences, circumstances, activities, performance, growth, demand, strategic plans, outcomes, outlook, guidance, expectations, results, that the Company does not expect the errors described herein to impact the results for the three months and year ended December 31, 2022 that were reported in the press release furnished hereto as Exhibit 99.1 or to any previously reported annual periods or quarterly results within those annual periods, that the Company expects to report ineffective disclosure controls and procedures and a material weakness and the preparation, timing and filing of the financial statements, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are identified by words such as "future," "outlook," "expects," "estimates," preliminary," anticipates," plans," "may," "will," "could," "continue," and the negatives thereof or other comparable terminology or by the context in which they are made.  These forward-looking statements are estimates reflecting the best judgement of senior management and reflect our current expectations regarding future events, occurrences, circumstances, activities, performance, growth, demand, strategic plans, outcomes, outlook, guidance, expectations, results, that the Company does not expect the errors described herein to impact the results for the three months and year ended December 31, 2022 that were reported in the press release furnished hereto as Exhibit 99.1 or to any previously reported annual periods or quarterly results within those annual periods, that the Company expects to report ineffective disclosure controls and procedures and a material weakness and the preparation, timing and filing of the financial statements.  These expectations may or may not be realized.  Some of these expectations may be based on beliefs, assumptions or estimates that may prove to be incorrect.  In addition, our business and operations involve numerous risks and uncertainties, many of which are beyond our control, which could result in our expectations not being realized or otherwise materially affect our business, financial condition, results of operations, cash flows and liquidity.  Such risks and uncertainties include, but are not limited to those described in greater detail in our filings with the Securities and Exchange Commission, particularly those specifically described in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.  Due to the inherent risks and uncertainties associated with our forward-looking statements, the reader is cautioned not to place undue reliance on them.  The reader is also cautioned that the forward-looking statements contained herein speak only as of the date of this Form 8-K and, except as required by law, the Company undertakes no obligation to revise or update any forward-looking statements for any reason.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE CONSTRUCTION INCORPORATED

By:	/s/ Elizabeth L. Curtis
Elizabeth L. Curtis
Executive Vice President and Chief Financial Officer

Date: February 16, 2023